UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2004

                                   VOIP, INC.
             (Exact name of registrant as specified in its charter)


        Texas                          0-28985                   75-2785941
------------------------         --------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)




         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)





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Item 5.  Other Events and Required FD Disclosures

         On July 7, 2004, VoIP. Inc. announced its plans to make a stock for stock exchange offer to acquire working control of Internet America, Inc. located in Dallas, Texas. The plan is to acquire up to 49% of the outstanding shares of Internet America, Inc., giving VoIP, Inc. working control of Internet America, Inc. without affecting Internet America's tax loss carry forward.

         This information and Exhibit 99.1 hereto is being furnished, and shall not be deemed to be "filed", with the SEC. The information in this current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)      Press Release of VoIP, Inc. dated July 7, 2004.
























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 7, 2004                   VOIP, INC.
                                        (Registrant)

                                        By: /s/  Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer































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